UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2016

GREAT AJAX CORP.

(Exact name of registrant as specified in charter)

Maryland	001 36844	47 1271842
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9400 SW Beaverton—Hillsdale Hwy Suite 131 Beaverton, OR 97005 (Address of principal executive offices)
Registrant’s telephone number, including area code: 503 505 5670

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2016, Mr. Daniel Hoffman informed the Board of Directors of Great Ajax Corp, a Maryland corporation (the “Company”), of his resignation as (i) a member of the Board of Directors, (ii) the Chairman of the Company’s Audit Committee and (iii) a member of the Company’s Compensation and Nominating and Corporate Governance Committees, effective as of June 30, 2016. In submitting his resignation, Mr. Hoffman did not express any disagreement on any matter relating to the operations, policies or practices of the Company and noted that his resignation was due to his recent acceptance of new employment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREAT AJAX CORP.

By:	/s/ Lawrence Mendelsohn
Name:	Lawrence Mendelsohn
Title:	Chief Executive Officer

Dated: June 30, 2016